Annual Meeting February 21, 2012 S T A N D A R D Exhibit 99.1

Forward-Looking Statements
3

This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,”
“believe,” “intend,” “anticipate,” “plan,” “seek,” “expect,” “will,” “may” and words of similar meaning. These forward-looking statements include, but are not limited to:
• statements of our goals, intentions and expectations;
• statements regarding our business plans, prospects, growth and operating strategies;
• statements regarding the asset quality of our loan and investment portfolios; and
• estimates of our risks and future costs and benefits.
These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and unless required under the federal securities laws, we do not undertake any obligation to update any forward-looking statements after the date of this report.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:
• general economic conditions, either nationally or in our market areas, that are worse than expected;
• competition among depository and other financial institutions;
• inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
• adverse changes in the securities markets;
• changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
• our ability to enter new markets successfully and capitalize on growth opportunities;
• our ability to successfully integrate acquired entities, if any;
• changes in consumer spending, borrowing and savings habits;
• changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting
Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board;
• changes in our organization, compensation and benefit plans;
• changes in our financial condition or results of operations that reduce capital available to pay dividends; and
• changes in the financial condition or future prospects of issuers of securities that we own.
Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-
looking statements.

Company Overview M A L V E R N S T A N D A R D

19
Overview of Standard Financial Corp.

Standard Bank, a Pennsylvania chartered savings bank organized in
1913, is the wholly owned subsidiary of Standard Financial Corp.
On October 6, 2010, Standard Financial Corp. completed its mutual-to-
stock conversion raising $34.8 million in gross proceeds.
Standard Financial Corp. trades on the NASDAQ Capital Market under the symbol STND.
Standard Financial Corp. conducts its business from ten community banking offices located in the Pennsylvania counties of Allegheny,
Westmoreland and Bedford and Allegany County, Maryland.
As of December 31, 2011, we had $437.3 million in total assets, $290.7 million in net loans, $324.4 million in deposits and $78.4 million in stockholders’ equity.

6
Community Banking Office Locations
4785 Old William Penn Hwy.
Murrysville, PA
Executive Offices
2640 Monroeville Blvd.
Monroeville, PA
211 W. Main Street
Ligonier, PA
5
Headquarters 3945 Center Street
Hyndman, PA
200 N. Mechanic Street
Cumberland, MD
1275 National Hwy.
LaVale, MD
Banking Offices
659 W. Main Street
Mt. Pleasant, PA
2100 Summit Ridge Plaza
Mt. Pleasant, PA
100 Pittsburgh Street
Scottdale, PA
5150 Route 30
Greensburg, PA

12
Deposit Market Share

The population change
from 2000-2010 for
Westmoreland and
Allegheny Counties was
-2.04% and -4.75%,
respectively, compared
to 2.39% for
Pennsylvania and
10.59% for the United
States.
Median household
income for 2010 for
Westmoreland and
Allegheny Counties was
$48,485 and $51,369,
respectively, compared
to $52,723 for
Pennsylvania and
$54,442 for the United
States.
Source: SNL Financial.
Westmoreland, PA
2011
Rank Institution (ST) Type
Number
of
Branches
6/30/11 Total
Deposits in
Market ($000)
6/30/11 Total
Market
Share (%)
1 PNC Financial Services Group (PA) Bank 22 1,804,063 26.59
2 First Commonwealth Financial (PA) Bank 17 957,807 14.11
3 S&T Bancorp Inc. (PA) Bank 11 766,958 11.30
4 RBS Bank 18 740,482 10.91
5 F.N.B. Corp. (PA) Bank 23 689,534 10.16
6 First Niagara Finl Group (NY) Bank 9 382,344 5.63
7 Commercial National Financial (PA) Bank 10 290,467 4.28
8 Dollar Bank FSB (PA) Savings Inst 4 216,489 3.19
9 Standard Financial Corp (PA) Thrift 6 201,718 2.97
10 Westmoreland FS&LA (PA) Savings Inst 1 132,778 1.96
Total For Institutions In Market 143 6,785,788
Allegheny, PA
2011
Rank Institution (ST) Type
Number
of
Branches
6/30/11 Total
Deposits in
Market ($000)
6/30/11 Total
Market
Share (%)
1 PNC Financial Services Group (PA) Bank 104 34,030,720 55.31
2 Bank of New York Mellon Corp. (NY) Bank 2 8,575,399 13.94
3 RBS Bank 78 4,262,827 6.93
4 Dollar Bank FSB (PA) Savings Inst 28 2,772,554 4.51
5 First Niagara Finl Group (NY) Bank 40 2,045,876 3.33
6 F.N.B. Corp. (PA) Bank 50 1,674,370 2.72
7 TriState Capital Holdings Inc. (PA) Bank HC 2 1,560,691 2.54
8 Huntington Bancshares Inc. (OH) Bank 18 1,269,736 2.06
9 First Commonwealth Financial (PA) Bank 34 1,118,452 1.82
10 Northwest Bancshares, Inc. (PA) Thrift 17 680,589 1.11
25 Standard Financial Corp (PA) Thrift 3 43,990 0.07
Total For Institutions In Market 461 61,523,048

12
Deposit Market Share

The population change
from 2000-2010 for Bedford
County, PA was -2.60%
and Allegany County, MD was
-0.42%, compared to
2.39% for Pennsylvania,
8.20% for Maryland and
10.59% for the United
States.
Median household income
for 2010 for Bedford
County, PA was $39,728
and Allegany County, MD was
$37,162 compared to $52,723
for Pennsylvania, $66,983 for
Maryland and $54,442 for the
United States.
Allegany, MD
2011
Rank Institution (ST) Type
Number
of
Branches
6/30/11 Total
Deposits in
Market ($000)
6/30/11 Total
Market
Share (%)
1 Susquehanna Bancshares Inc. (PA) Bank 5 296,570 43.98
2 M&T Bank Corp. (NY) Bank 6 158,563 23.52
3 First United Corp. (MD) Bank 4 124,309 18.44
4 PNC Financial Services Group (PA) Bank 3 50,338 7.47
5 Standard Financial Corp (PA) Thrift 2 44,515 6.60
Total For Institutions In Market 20 674,295
Source: SNL Financial.
Bedford, PA
2011
Rank Institution (ST) Type
Number
of
Branches
6/30/11 Total
Deposits in
Market ($000)
6/30/11 Total
Market
Share (%)
1 Susquehanna Bancshares Inc. (PA) Bank 5 170,599 23.72
2 F.N.B. Corp. (PA) Bank 5 136,381 18.96
3 M&T Bank Corp. (NY) Bank 3 103,182 14.35
4 First Commonwealth Financial (PA) Bank 3 97,870 13.61
5 Hometown Bank of Pennsylvania (PA) Comm'l Bank 2 90,743 12.62
6 Altoona First Savings Bank (PA) Savings Bank 2 59,882 8.33
7 Standard Financial Corp (PA) Thrift 1 24,618 3.42
8 Orbisonia Community Bncp Inc. (PA) Bank HC 1 21,820 3.03
9 CBT Financial Corp. (PA) Bank 1 14,033 1.95
10 Somerset Trust Holding Company (PA) Bank 1 0 0.00
Total For Institutions In Market 24 719,128

19
Fiscal 2011 Review

Through the stock offering we established the Standard Charitable Foundation by making a one time contribution of $1.4 million.  Donations from the foundation will benefit the Bank’s communities for many years.  We expect annual contributions to approximate $90,000.
Net Income for fiscal 2011 was $2.4 million, or $3.3 million after adjusting for the one time after tax impact of $0.9 million to fund the charitable foundation, which was a 14% increase from fiscal 2010 of $2.9 million.
Solid Capital Base with Tangible Equity to Tangible Assets of 16.29% as of 9/30/11.
Asset quality continues to remain strong compared to peer groups and industry averages.
Despite difficult economic conditions and weak loan demand, we were able to achieve both deposit and loan growth in fiscal 2011.
Reduction in borrowings of $9.8 million, or 23.8%, from $41.2 million at fiscal year-
end 2010 to $31.4 million at fiscal year-end 2011.
On April 6, 2011, a new community banking office was opened in Greensburg, PA.
As of 9/30/11 deposits had grown to approximately $2.0 million in a market which includes 29 offices of competing banks.

19
2012 Business Strategy
9
Our primary objective is to operate as a profitable, community-oriented financial institution serving customers in our market areas.  We have sought to accomplish this objective by adopting a business strategy that is designed to maintain strong capital and high asset quality.  Our business strategy includes the following elements:
Increasing commercial real estate lending, focusing on small and medium sized businesses,  while maintaining our conservative loan underwriting standards.
Emphasizing deposit relationships by attracting new customers and enhancing existing customer relationships.
Pursuing future expansion and acquisition opportunities with the capital raised in the conversion, although we have no current arrangements or agreements with respect to any such acquisitions.

M A L V E R N Financial Highlights S T A N D A R D

Stable Asset Growth

Dollars in millions
CAGR = Compound Annual Growth Rate.
$342.9
$354.0
$382.4
$435.1
$434.6
$437.3
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
9/30/07 9/30/08 9/30/09 9/30/10 09/30/11 12/31/11

12
Total Loan Portfolio Growth
12
Dollars in millions
48%
50%
49%
49% 49%
49%
25%
26%
28%
30% 30%
31%
17%
17%
17%
16%
16%
16%
5%
5%
5%
3% 4%
4%
$0.0
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0
$225.0
$250.0
$275.0
$300.0
$325.0
9/30/07 9/30/08 9/30/09 9/30/10 09/30/11 12/31/11
Other
Construction
Commercial
Home Equity
Commercial RE
1-4 Family
Residential
$289.6
$246.1
$260.0
$290.1
$273.8
$295.0

Credit Quality Trends

Peer consists of public banks and thrifts located in the Mid-Atlantic region with Assets between
$300M and $600M .   Excludes MHCs and Merger Targets.
Non-Performing Loans / Total Loans
STND at 12/31/11:  1.30%
At
2007 2008 2009 2010 2011 12/31/11
NPAs / Total Assets (%) 0.26 0.51 0.61 1.10 1.24 1.17
NCOs / Average Loans (%) 0.02 0.10 0.17 0.10 0.37 0.68
Allowance / NPLs (%) 294.43 150.12 233.01 101.71 97.73 88.95
Allowance / Total Loans (%) 0.97 0.93 1.12 1.38 1.56 1.47
At September 30,
0.63%
0.49%
1.37%
1.62%
0.44%
0.67%
1.62%
1.71%
1.78%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
09/30/07 09/30/08 09/30/09 09/30/10 09/30/11
STND Peer Median
0.33%

15
Deposit Growth

Dollars in millions
47%
41%
38%
40%
42%
43%
29%
36%
42%
39%
35%
35%
24%
22%
20%
21%
23%
23%
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
9/30/07 9/30/08 9/30/09 9/30/10 09/30/11 12/31/11
Certificates of Deposit Savings Demand, NOW and Money Market
$320.3
$264.0
$254.6
$316.2
$286.9
$324.4

15
Net Interest Margin
15
In this difficult interest rate environment, we have been able to maintain our net interest margin.
2.66%
2.98%
2.99%
3.25%
3.31%
3.26%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
FY
09/30/07
FY
09/30/08
FY
09/30/09
FY
09/30/10
FY
09/30/11
QTR
12/31/11

Net Income

Dollars in thousands
*Without net impact of one time contribution of $908,000 to Standard Charitable Foundation.
$2,424
$2,060
$1,140
$2,144
$2,915
$831
$3,332*
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
FY
09/30/07
FY
09/30/08
FY
09/30/09
FY
09/30/10
FY
09/30/11
QTR
12/31/11

15
Performance Measures

Return on Average Assets
*Without net impact of one-time contribution to Standard Charitable Foundation.
Peer consists of public banks and thrifts located in the Mid-Atlantic region with Assets between $300M and $600M. Excludes MHCs and
Merger Targets.
0.56%
0.62%
0.33%
0.58%
0.73%
0.76%*
0.76%
0.83%
0.69%
0.67%
0.75%
0.86%
0.80%
0.0%
0.3%
0.5%
0.8%
1.0%
FY
09/30/07
FY
09/30/08
FY
09/30/09
FY
09/30/10
FY
09/30/11
QTR
12/31/11
STND Peer Median

15
Performance Measures

Return on Average Equity
*Without net impact of one-time contribution to Standard Charitable Foundation.
Peer consists of public banks and thrifts located in the Mid-Atlantic region with Assets between $300M and $600M. Excludes MHCs and
Merger Targets.
3.18%
5.33%
2.86%
5.27%
6.64%
4.38%* 4.25%
9.23%
8.20%
8.04%
8.39%
8.92%
7.70%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
FY
09/30/07
FY
09/30/08
FY
09/30/09
FY
09/30/10
FY
09/30/11
QTR
12/31/11
STND Peer Median

15
Performance Measures – cont.

Efficiency Ratio
Non Interest Expense / Average Assets
Peer consists of public banks and thrifts
located in the Mid-Atlantic region with
Assets between $300M and $600M.
Excludes MHCs and Merger Targets.
2.43%
2.37%
2.36%
2.20%
2.48%
2.21%
2.74%
2.76%
2.86%
2.79%
2.82%
2.91%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
FY
09/30/07
FY
09/30/08
FY
09/30/09
FY
09/30/10
FY
09/30/11
QTR
12/31/11
STND Peer Median
75%
79%
73%
62%
68%
62%
68%
66%
69%
66%
67%
71%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
FY
09/30/07
FY
09/30/08
FY
09/30/09
FY
09/30/10
FY
09/30/11
QTR
12/31/11
STND Peer Median

15
Stockholders’ Equity

Stock Offering
10/6/10
Strong
Capital
Position
Total Equity ($000)
Tangible Equity / Tangible Assets
Dollars in millions
$39.4
$38.7
$42.2
$45.3
$78.7
$78.4
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
09/30/07 09/30/08 09/30/09 09/30/10 09/30/11 12/31/11
8.8%
8.4%
8.7%
8.4%
16.3%
16.1%
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
18.0%
21.0%
09/30/07 09/30/08 09/30/09 09/30/10 09/30/11 12/31/11

15
Building Shareholder Value
21
•
Announced our first
quarterly dividend
on 10/20/11 of
$0.045 per share.
•
Announced stock
repurchase program
of 10% in October
2011.  As of
12/31/11, 55,000
shares had been
repurchased.
•
Since our IPO
(10/6/10) we have
increased our book
value by 6.7% and
our tangible book
value by 7.6%.
Book Value
Tangible Book Value
$21.46
$21.74
$22.25
$22.63
$22.89
$0.00
$4.00
$8.00
$12.00
$16.00
$20.00
$24.00
$28.00
12/31/10 03/31/11 06/30/11 09/30/11 12/31/11
$18.71
$18.99
$19.52
$19.91 $20.14
$0.00
$4.00
$8.00
$12.00
$16.00
$20.00
$24.00
$28.00
12/31/10 03/31/11 06/30/11 09/30/11 12/31/11

M A L V E R N Market Statistics S T A N D A R D

Dividend History

Data as of February 1, 2012
Source: SNL Financial
Current Div Yield 1.2%
Description: Common stock, $0.01 par value
Announce Date Ex-Dividend Date Pay Date Amount Frequency
1/19/2012 1/31/2012 2/15/2012 $0.0450 Quarterly
10/20/2011 10/31/2011 11/15/2011 $0.0450 Quarterly
Common Equity Dividends

21
STND Stock Price Performance

Since IPO – October 6, 2010 at $10.00 Per Share
Data as of February 15, 2012
Source: SNL Financial
3.1%
15.8%
60.0%
0.80
0.90
1.00
1.10
1.20
1.30
1.40
1.50
1.60
1.70
STND NASDAQ Bank S&P 500
STND Price
on 2/15/12 –
$16.00

19
Fiscal 2012 Outlook

Emphasize relationship banking with our customers
Remain focused on asset quality
Prudent loan growth
Continue to manage the interest rate margin
Manage capital through dividends & repurchases
Continue to add value for Standard Shareholders

M A L V E R N Questions?